UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-07261

CREDIT SUISSE TRUST
(Exact name of registrant as specified in charter)

One Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

John G. Popp Credit Suisse Trust One Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	December 31st

Date of reporting period:	January 1, 2015 to December 31, 2015

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

December 31, 2015

■  CREDIT SUISSE TRUST
COMMODITY RETURN STRATEGY
PORTFOLIO

Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Portfolio's investment objective, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by visiting our website at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. The Portfolio is advised by Credit Suisse Asset Management, LLC.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report
December 31, 2015 (unaudited)

February 17, 2016

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") for the year ended December 31, 2015.

Performance Summary
01/01/15 – 12/31/15

Fund & Benchmark	Performance
Credit Suisse Trust — Commodity Return Strategy Portfolio[1]	-25.10%
Bloomberg Commodity Index Total Return[2]	-24.66%

Market and Strategy Review:

Commodities were lower for the year ended December 31, 2015. The Bloomberg Commodity Index Total Return (the "Benchmark") was down 24.66%, with 21 out of 22 index constituents trading lower.

For the year ended December 31, 2015, the Portfolio outperformed the benchmark before fees and fund expenses. Commodity strategies and underlying cash management both positively contributed to relative performance. Within the Portfolio's commodity exposure, forward curve positioning in the Energy sector, and to a lesser extent in the Industrial Metals sector, had a positive impact relative to the benchmark. The Portfolio underperformed the Benchmark after fees and fund expenses.

Energy was the worst performing sector, down 38.87% during the year. Brent Crude Oil and WTI Crude Oil declined the most, down 45.57% and 44.35%, respectively. Organization of Petroleum Exporting Countries ("OPEC") continued to pump crude oil to record output levels, with Iraq driving much of the production increase and with only Saudi Arabia holding back any spare capacity. Within the U.S., rig counts continued to fall; however, production remained relatively flat due to increased efficiency. Heating Oil also declined as above average temperatures in the U.S. Northeast delayed the onset of winter, reducing heating demand. U.S. distillate inventory levels remained near their highest level in the past ten years for the fourth quarter of 2015, while Europe and Asia also remained oversupplied.

Industrial Metals ended the year 26.88% lower. Nickel declined the most, down 42.64%, as continued weakness in economic data out of China broadly reduced base metals demand expectations. Issues regarding an oversupply of physical metals also weighed negatively on the sector. Although producers have

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2015 (unaudited)

announced supply cuts, concerns remain that they may not be enough to impact the current inventory glut.

Livestock was down 18.83%, led lower by Lean Hogs, amid excess supplies. U.S. pork exports declined in the first half of the year, and the U.S. Department of Agriculture later raised pork output projections for 2015 due to increased production activity throughout November and early December.

Agriculture decreased 15.60%. Kansas City Wheat declined the most for the year, down 32.67%, as the U.S. Department of Agriculture reported a decrease in wheat export projections for 2015/2016 amid ample global supplies and low demand for U.S. exports compared to other more competitively priced global producers. Coffee also declined amid weakness in both the Brazilian Real and Colombian Peso versus the U.S. Dollar during the third quarter of 2015.

Precious Metals declined 11.45%, with both Gold and Silver trading lower. The U.S. Dollar continued to strengthen for most of the first quarter of 2015, adding to strong gains from 2014, amid expectations for tighter U.S. monetary policy relative to other major central banks. The U.S. Dollar was largely unchanged after the first quarter, as the market had to wait much longer than initially anticipated for the first hike in the Federal Funds rate in almost a decade.

Outlook:

Supply surpluses and weather events, particularly within the Energy and Agriculture sectors, persisted throughout the year. While some of the weather impacts from El Niño and unusual Atlantic oscillations may be abating, agricultural commodities have already been impacted. In addition, there is heightened potential for next year's crop cycles in key growing regions to disappoint, though much uncertainty remains. At the beginning of December, OPEC reaffirmed that it would not cut output, despite suppressed prices and contrary to the opinion of most of its members. In addition, the prospect of Iranian crude production coming online at the start of 2016 is likely to continue to be a driver of returns. However, toward the end of the year, tensions in the Middle East began to intensify between Saudi Arabia and Iran, among other nations. Should production from a major Middle Eastern source be disrupted, the impact on crude oil and petroleum products could be sharp. OPEC spare capacity is at its leanest level in years and, while still high, U.S. crude production and planned exploration is much lower than it would have been in a higher-price environment.

Policy divergence among global central banks has become a prominent theme and is likely to continue to impact commodity returns. Within the U.S., monetary policy has embarked on a tightening course as the U.S. Federal Reserve raised

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2015 (unaudited)

short-term interest rates above zero in December for the first time since 2006. Recent strong economic data out of the U.S., including higher-than-expected consumer confidence levels and an increase in consumer spending for November, showed improvement in the economy. Jobless claims continued to be reported near their lowest levels in the past decade. However, inflation continues to run below the U.S. central bank's target, with forecasts that it will come in at or below their goals for the next few years. Therefore, the U.S. Federal Reserve is likely to remain on a slow course toward fully normalizing interest rates. In contrast to the U.S., central banks in Asia and Europe are likely to remain on an accommodative course. Announced stimulus measures out of China's Central Economic Work Conference affirmed their central bank's commitment to utilizing further loose monetary policy into 2016. The European Central Bank reiterated that it will continue to employ quantitative easing for as long as necessary. Achieving economic stability and revival may propel many countries to continue implementing easing measures, further diverging in monetary policy from the U.S. If the U.S. economy shows signs of improvement at a higher-than-expected pace, the potential of inflation overshooting expectations may increase. This, along with the potential inflationary risks of continued loose monetary policy out of Europe and Asia, may highlight the valuable diversification benefits of commodities in the long term.

The Credit Suisse Commodities Management Team

Nelson Louie
Christopher Burton

This Portfolio is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. The Portfolio's investment in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investment in traditional securities, particularly in investments involving leverage.

The use of derivatives such as commodity-linked structured notes, swaps and futures entails substantial risks, including risk of loss of a significant portion of their principal value, commodity exposure risk, correlation risk, derivatives risk, exposure risk, fixed income risk, focus risk, futures contract risk, leveraging risk, liquidity risk, interest rate risk, market risk, non-diversified status, portfolio turnover risk, structured note risk, subsidiary risk, swap agreement risk, U.S. government securities risk, credit risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative's cost. At any time, the risk of loss of any individual security held

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2015 (unaudited)

by the Portfolio could be significantly higher than 50% of the security's value. For a detailed discussion of these and other risks, please refer to the Portfolio's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2015; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2015 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Commodity Return Strategy Portfolio1, the
Bloomberg Commodity Index Total Return2,4 and the
Standard & Poor's 500 Index3
from Inception (2/28/06)

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. The Portfolio entered into a written contract to limit expenses to 1.05% of the Portfolio's average daily net assets through at least May 1, 2017.

2  The Bloomberg Commodity Index Total Return is composed of futures contracts on 22 physical commodities. The index does not have transaction costs and investors may not invest directly in the index.

3  The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of The McGraw-Hill Companies, Inc. Investors. The index does not have transaction costs and investors may not invest directly in the index.

4  Performance for the benchmark is not available for the period beginning February 28, 2006. For that reason, performance for the benchmark is shown for the period beginning March 1, 2006.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2015 (unaudited)

Average Annual Returns as of December 31, 2015[1]
1 Year	5 Years	Since Inception[2]
(25.10)%	(13.76)%	(5.90)%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

The annual gross expense ratio is 1.09%. The annual net expense ratio after fee waivers and/or expense reimbursements is 1.05%.

1   Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. The Portfolio entered into a written contract to limit expenses to 1.05% of the Portfolio's average daily net assets through at least May 1, 2017.

2   Inception Date February 28, 2006.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2015 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six months ended December 31, 2015.

The table illustrates your Portfolio's expenses in two ways:

•  Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•  Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2015 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended December 31, 2015

Actual Portfolio Return
Beginning Account Value 07/01/15	$1,000.00
Ending Account Value 12/31/15	$766.70
Expenses Paid per $1,000*	$4.68
Hypothetical 5% Portfolio Return
Beginning Account Value 07/01/15	$1,000.00
Ending Account Value 12/31/15	$1,019.91
Expenses Paid per $1,000*	$5.35
Annualized Expense Ratios*	1.05%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or actual expenses reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

Portfolio Breakdown*

United States Agency Obligations	64.96%
United States Treasury Obligations	28.58
Short-term Investments[1]	4.67
Commodity Indexed Structured Notes	1.79
Total	100.00%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

1  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at December 31, 2015, if applicable.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments
December 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
COMMODITY INDEXED STRUCTURED NOTES (1.7%)
$2,500	BNP Paribas, Commodity Index Linked Senior Unsecured Notes[1,2]	(A+, A1)	12/12/16	0.134	$1,712,627
900	Deutsche Bank AG London, Commodity Index Linked Senior Unsecured Notes[1,2,3]	(BBB+, A3)	02/14/17	0.205	920,430
2,000	Deutsche Bank AG London, Commodity Index Linked Senior Unsecured Notes[1,2,3]	(BBB+, A3)	02/14/17	0.262	2,152,600
TOTAL COMMODITY INDEXED STRUCTURED NOTES (Cost $5,400,000)					4,785,657
UNITED STATES AGENCY OBLIGATIONS (63.0%)
4,050	Federal Farm Credit Banks[1]	(AA+, Aaa)	07/27/16	0.530	4,049,947
1,000	Federal Farm Credit Banks[1]	(AA+, Aaa)	11/22/16	0.403	999,385
3,300	Federal Farm Credit Banks[1]	(AA+, Aaa)	12/30/16	0.480	3,296,931
4,300	Federal Farm Credit Banks[1]	(AA+, Aaa)	05/30/17	0.650	4,302,021
4,500	Federal Farm Credit Banks[1]	(AA+, Aaa)	09/18/17	0.570	4,494,172
7,000	Federal Farm Credit Banks[1]	(AA+, Aaa)	12/08/17	0.311	6,986,854
4,500	Federal Farm Credit Banks[1]	(AA+, Aaa)	02/02/18	0.478	4,491,868
4,000	Federal Farm Credit Banks[1]	(AA+, Aaa)	02/05/18	0.309	3,991,896
4,000	Federal Farm Credit Banks[1]	(AA+, Aaa)	02/09/18	0.367	3,995,072
4,000	Federal Farm Credit Banks[1]	(AA+, Aaa)	03/22/18	0.443	3,989,748
3,000	Federal Farm Credit Banks[1]	(AA+, Aaa)	03/22/18	0.448	2,992,638
11,075	Federal Farm Credit Banks[1]	(AA+, Aaa)	04/16/18	0.395	11,050,746
3,000	Federal Farm Credit Banks[1]	(AA+, Aaa)	06/01/18	0.540	2,987,676
7,800	Federal Farm Credit Banks[1]	(AA+, Aaa)	06/08/18	0.331	7,782,435
4,000	Federal Farm Credit Banks[1]	(AA+, Aaa)	08/20/18	0.315	3,995,192
2,000	Federal Farm Credit Banks[1]	(AA+, Aaa)	10/19/18	0.305	2,000,286
2,800	Federal Farm Credit Banks[1]	(AA+, Aaa)	11/13/18	0.437	2,796,618
4,000	Federal Farm Credit Banks[1]	(AA+, Aaa)	11/12/19	0.376	3,999,844
5,200	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	01/22/16	0.228	5,199,308
6,300	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	01/26/16	0.238	6,298,958
9,000	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	03/07/16	0.165	8,995,428
4,600	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	04/28/16	0.280	4,595,004
1,000	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	05/20/16	0.297	998,440
1,500	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	06/03/16	0.310	1,497,107
1,000	Federal Home Loan Banks	(AA+, Aaa)	04/15/16	0.310	999,612
2,900	Federal Home Loan Banks	(AA+, Aaa)	06/17/16	0.400	2,897,489
1,300	Federal Home Loan Banks	(AA+, Aaa)	05/25/18	1.200	1,296,295
2,000	Federal Home Loan Banks	(AA+, Aaa)	09/28/18	1.140	1,985,050
1,000	Federal Home Loan Mortgage Corp.[1]	(AA+, Aaa)	12/12/16	0.307	999,388
3,900	Federal Home Loan Mortgage Corp.[1]	(AA+, Aaa)	01/12/17	0.322	3,897,715
6,000	Federal Home Loan Mortgage Corp.[1]	(AA+, Aaa)	01/13/17	0.322	5,996,970
6,000	Federal Home Loan Mortgage Corp.[1]	(AA+, Aaa)	04/27/17	0.462	5,994,972
1,200	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	04/06/18	1.050	1,200,005
4,000	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	04/13/18	1.000	3,968,312
1,800	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	04/27/18	1.100	1,800,104
2,700	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	05/25/18	1.250	2,693,841
7,250	Federal Home Loan Mortgage Corp.[4]	(AA+, Aaa)	11/26/18	0.750	7,245,860
3,630	Federal National Mortgage Association[1]	(AA+, Aaa)	08/12/16	0.365	3,629,659

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES AGENCY OBLIGATIONS (continued)
$5,000	Federal National Mortgage Association[1]	(AA+, Aaa)	01/26/17	0.437	$4,998,465
7,300	Federal National Mortgage Association[1]	(AA+, Aaa)	09/08/17	0.286	7,289,875
4,300	Federal National Mortgage Association[1]	(AA+, Aaa)	10/05/17	0.279	4,293,606
5,200	Federal National Mortgage Association	(AA+, Aaa)	10/29/18	1.160	5,152,196
1,000	Federal National Mortgage Association Discount Notes	(AA+, Aaa)	02/01/16	0.199	999,829
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $173,382,256)					173,126,817
UNITED STATES TREASURY OBLIGATIONS (27.7%)
10,500	United States Treasury Floating Rate Notes[1,5]	(AA+, Aaa)	04/30/16	0.329	10,502,520
4,500	United States Treasury Floating Rate Notes[1,5]	(AA+, Aaa)	07/31/16	0.330	4,501,174
4,500	United States Treasury Floating Rate Notes[1,5]	(AA+, Aaa)	10/31/16	0.313	4,499,456
3,000	United States Treasury Floating Rate Notes[1,6]	(AA+, Aaa)	07/31/17	0.337	2,995,389
15,100	United States Treasury Floating Rate Notes[1,5]	(AA+, Aaa)	10/31/17	0.428	15,087,618
3,800	United States Treasury Notes	(AA+, Aaa)	01/31/16	0.375	3,796,057
1,000	United States Treasury Notes	(AA+, Aaa)	02/29/16	2.625	1,003,825
1,400	United States Treasury Notes	(AA+, Aaa)	03/31/16	0.375	1,400,246
7,000	United States Treasury Notes[7]	(AA+, Aaa)	05/31/16	1.750	7,037,184
6,200	United States Treasury Notes	(AA+, Aaa)	08/15/16	0.625	6,199,275
4,000	United States Treasury Notes	(AA+, Aaa)	09/30/17	0.625	3,972,812
3,800	United States Treasury Notes	(AA+, Aaa)	01/15/18	0.875	3,783,227
2,500	United States Treasury Notes	(AA+, Aaa)	04/15/18	0.750	2,476,075
9,000	United States Treasury Notes	(AA+, Aaa)	10/15/18	0.875	8,902,089
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $76,298,166)					76,156,947
Number of Shares
SHORT-TERM INVESTMENTS (6.8%)
6,165,000	State Street Navigator Prime Portfolio, 0.31%[8]				6,165,000
Par (000)			Maturity	Rate%
$12,437	State Street Bank and Trust Co. Euro Time Deposit		01/04/16	0.010	12,437,208
TOTAL SHORT-TERM INVESTMENTS (Cost $18,602,208)					18,602,208
TOTAL INVESTMENTS AT VALUE (99.2%) (Cost $273,682,630)					272,671,629
OTHER ASSETS IN EXCESS OF LIABILITIES (0.8%)					2,163,347
NET ASSETS (100.0%)					$274,834,976

†  Credit ratings given by the Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. (Moody's) are unaudited.

1  Variable rate obligations — The interest rate is the rate as of December 31, 2015.

2  Return on security is linked to the Bloomberg Commodity Index Total Return. The Bloomberg Commodity Index Total Return is composed of futures contracts on 22 physical commodities.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2015

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, these securities amounted to a value of $3,073,030 or 1.1% of net assets.

4  Step Bond — The interest rate is as of December 31, 2015 and will reset at a future date.

5  At December 31, 2015, $ 5,202,771 in the value of these securities have been pledged as collateral for open swap contracts.

6  At December 31, 2015, $ 2,496,158 in the value of this security has been pledged to cover initial margin requirements for open futures contracts.

7  Security or portion thereof is out on loan (See note 2-J).

8  Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at December 31, 2015.

Futures Contracts
Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Contracts to Purchase
Energy	USD	Dec 2016	71	$3,111,930	$(409,620)
Contracts to Sell
Energy	USD	Mar 2016	(33)	(1,259,610)	$8,028
	USD	Jun 2016	(38)	(1,546,980)	255,428
					$263,456
Net unrealized appreciation (depreciation)					$(146,164)
Commodity Index Swap Contracts

Currency	Notional Amount	Expiration Date	Counterparty	Receive	Pay	Net Unrealized Appreciation (Depreciation)
USD	$1,711,362	01/27/16	Bank of America	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	$9,884
USD	11,415,794	01/27/16	Bank of America	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	52,327
USD	22,504,481	01/27/16	Bank of America	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	159,960
USD	15,814,058	01/27/16	CIBC	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	91,302
USD	11,726,993	01/27/16	CIBC	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	53,651
USD	7,303,126	01/27/16	Citigroup	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	42,197

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2015

Commodity Index Swap Contracts (continued)
Currency	Notional Amount	Expiration Date	Counterparty	Receive	Pay	Net Unrealized Appreciation (Depreciation)
USD	$30,637,419	01/27/16	Citigroup	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	$140,167
USD	7,955,714	01/27/16	JPMorgan Chase	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	45,932
USD	8,109,346	01/27/16	JPMorgan Chase	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	37,118
USD	3,747,440	01/27/16	Macquarie	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	21,636
USD	20,204,937	01/27/16	Macquarie	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	161,502
USD	16,505,113	01/27/16	Morgan Stanley	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	95,292
USD	17,992,469	01/27/16	Morgan Stanley	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	82,315
USD	17,097,600	01/27/16	Societe Generale	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	98,712
USD	22,430,271	01/27/16	Societe Generale	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	102,618
USD	16,793,495	01/27/16	Societe Generale	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	112,684
USD	16,580,916	01/27/16	UBS	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	95,729
USD	9,557,550	01/27/16	UBS	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	43,726
						$1,446,752

1  The Commodity Index Return is comprised of futures contracts on physical commodities.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statement of Assets and Liabilities
December 31, 2015

Assets
Investments at value, including collateral for securities on loan of $6,165,000 (Cost $273,682,630) (Note 2)	$272,671,629[1]
Cash	50,000
Cash segregated at brokers for swap contracts (Note 2)	6,726,459
Unrealized appreciation on open swap contracts (Note 2)	1,446,752
Receivable for portfolio shares sold	383,499
Interest receivable	171,693
Variation margin receivable on futures contracts (Note 2)	18,519
Prepaid expenses and other assets	8,369
Total assets	281,476,920
Liabilities
Investment advisory fee payable (Note 3)	95,129
Administrative services fee payable (Note 3)	38,804
Shareholder servicing/Distribution fee payable (Note 3)	57,802
Payable upon return of securities loaned (Note 2)	6,165,000
Payable for portfolio shares redeemed	102,916
Trustees' fee payable	3,703
Accrued expenses	178,590
Total liabilities	6,641,944
Net Assets
Capital stock, $.001 par value (Note 6)	70,220
Paid-in capital (Note 6)	291,576,656
Accumulated net realized loss on investments, futures contracts and swap contracts	(17,101,487)
Net unrealized appreciation from investments, futures contracts and swap contracts	289,587
Net assets	$274,834,976
Shares outstanding	70,219,512
Net asset value, offering price and redemption price per share	$3.91

1  Including $6,041,348 of securities on loan.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statement of Operations
For the Year Ended December 31, 2015

Investment Income
Interest	$919,410
Securities lending (net of rebates)	7,781
Total investment income	927,191
Expenses
Investment advisory fees (Note 3)	1,437,959
Administrative services fees (Note 3)	313,256
Shareholder servicing/Distribution fees (Note 3)	718,979
Transfer agent fees (Note 3)	367,820
Printing fees	95,327
Audit and tax fees	55,100
Legal fees	53,035
Trustees' fees	28,477
Custodian fees	27,349
Commitment fees (Note 4)	8,161
Insurance expense	8,102
Miscellaneous expense	8,418
Total expenses	3,121,983
Less: fees waived (Note 3)	(102,268)
Net expenses	3,019,715
Net investment loss	(2,092,524)
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Swap Contracts
Net realized loss from investments	(7,805,569)
Net realized loss from futures contracts	(369,296)
Net realized loss from swap contracts	(85,557,616)
Net change in unrealized appreciation (depreciation) from investments	2,676,931
Net change in unrealized appreciation (depreciation) from futures contracts	377,928
Net change in unrealized appreciation (depreciation) from swap contracts	10,661,220
Net realized and unrealized loss from investments, futures contracts and swap contracts	(80,016,402)
Net decrease in net assets resulting from operations	$(82,108,926)

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statement of Changes in Net Assets

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
From Operations
Net investment loss	$(2,092,524)	$(2,413,187)
Net realized loss from investments, futures contracts and swap contracts	(93,732,481)	(43,629,084)
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	13,716,079	(9,515,026)
Net decrease in net assets resulting from operations	(82,108,926)	(55,557,297)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	95,802,741	90,873,036
Net asset value of shares redeemed	(11,913,752)	(19,300,733)
Net increase in net assets from capital share transactions	83,888,989	71,572,303
Net increase in net assets	1,780,063	16,015,006
Net Assets
Beginning of year	273,054,913	257,039,907
End of year	$274,834,976	$273,054,913

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of year	$5.22	$6.29	$7.01	$7.16	$8.40
INVESTMENT OPERATIONS
Net investment loss[1]	(0.03)	(0.05)	(0.05)	(0.06)	(0.07)[2]
Net loss on investments, futures contracts and swap contracts (both realized and unrealized)	(1.28)	(1.02)	(0.67)	(0.09)	(0.97)[2]
Total from investment operations	(1.31)	(1.07)	(0.72)	(0.15)	(1.04)
LESS DIVIDENDS
Dividends from net investment income	—	—	—	—	(0.20)
Total dividends	—	—	—	—	(0.20)
Net asset value, end of year	$3.91	$5.22	$6.29	$7.01	$7.16
Total return[3]	(25.10)%	(17.01)%	(10.27)%	(2.09)%	(12.65)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$274,835	$273,055	$257,040	$93,435	$110,688
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.05%[2]
Ratio of net investment loss to average net assets	(0.73)%	(0.83)%	(0.83)%	(0.80)%	(0.86)%[2]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.04%	0.05%	0.28%	0.15%	0.01%[2]
Portfolio turnover rate	113%	96%	41%[4]	84%	165%

1  Per share information is calculated using the average shares outstanding method.

2  Effective December 31, 2012, the Portfolio began reporting operations of its wholly-owned subsidiary on a consolidated basis. Had the Portfolio reported on a consolidated basis in prior periods, ratio of net expenses to average net assets without fee waivers and/or expense reimbursements would have increased by 0.04% for the year ended December 31, 2011. The ratio of net expenses to average net assets with fee waivers and/or expense reimbursements would have increased 0.00% for the same time period. The ratio of net investment income (loss) to average net assets would have increased 0.03% for the year ended December 31, 2011. This change did not have a material impact to net investment income (loss) per share or net realized and unrealized gain (loss) per share.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

4  Portfolio turnover calculation does not include $170,753,807 of in-kind subscription.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements
December 31, 2015

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which currently offers the Commodity Return Strategy Portfolio (the "Portfolio"). The Portfolio is a non-diversified, open-end management investment company that seeks total return that exceeds the return of its benchmark index, the Bloomberg Commodity Index Total Return ("BCOM Index"). Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

Credit Suisse Asset Management, LLC ("Credit Suisse"), the investment adviser to the Portfolio, is registered as a Commodity Pool Operator with the Commodity Futures Trading Commission. The Portfolio intends to gain exposure to commodities derivatives through investing in a wholly-owned subsidiary, Credit Suisse Cayman Commodity Fund II, Ltd. (the "Subsidiary"), organized under the laws of the Cayman Islands. The Subsidiary invests in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is managed by the same portfolio managers that manage the Portfolio and the accompanying financial statements reflect the financial position of the Portfolio and its Subsidiary and the results of operations on a consolidated basis. The consolidated financial statements include portfolio holdings of the Portfolio and the Subsidiary and all intercompany transactions and balances have been eliminated. The Portfolio may invest up to 25% of its total net assets in the Subsidiary. As of December 31, 2015, the Portfolio held $52,071,979 in the Subsidiary, representing 18.9% of the Portfolio's consolidated net assets. For the year ended December 31, 2015, the net realized loss on securities held in the Subsidiary was $85,920,020.

Subsequent references to the Portfolio within the Notes to Consolidated Financial Statements collectively refer to the Portfolio and its Subsidiary.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its consolidated financial statements. The

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2015

Note 2. Significant Accounting Policies (continued)

policies are in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. The Portfolio is considered an investment company for financial reporting purposes under GAAP and follows Accounting Standard Codification ("ASC") Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the "Board") to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Trust to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2015

Note 2. Significant Accounting Policies (continued)

adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved and established by the Board.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Portfolio's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
Commodity Indexed Structured Notes	$—	$4,785,657	$—	$4,785,657
United States Agency Obligations	—	173,126,817	—	173,126,817
United States Treasury Obligations	—	76,156,947	—	76,156,947
Short-term Investments	—	18,602,208	—	18,602,208
	$—	$272,671,629	$—	$272,671,629
Other Financial Instruments*
Futures Contracts	$263,456	$—	$—	$263,456
Swap Contracts	—	1,446,752	—	1,446,752

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2015

Note 2. Significant Accounting Policies (continued)

Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Futures Contracts	$409,620	$—	$—	$409,620

*  Other financial instruments include unrealized appreciation/(depreciation) on futures and swap contracts.

For the year ended December 31, 2015, there were no transfers in and out of Level 1, Level 2 and Level 3. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Portfolio adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a portfolio disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a portfolio's financial position, financial performance and cash flows. For the year ended December 31, 2015, the Portfolio's derivatives did not qualify for hedge accounting as they are held at fair value.

Fair Values of Derivative Instruments as of December 31, 2015

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Commodity Index Return Contracts	Unrealized appreciation on futures contracts	$263,456	*	Unrealized depreciation on futures contracts	$409,620	*
	Unrealized appreciation on open swap contracts	1,446,752		Unrealized depreciation on open swap contracts	—
		$1,710,208			$409,620

*  Reflects cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Assets and Liabilities and Notes to Consolidated Financial Statements. Only unsettled variation margin receivable (payable) is reported in the Consolidated Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Consolidated Statement of Operations

	Location	Realized Gain (Loss)	Location	Net Unrealized Appreciation (Depreciation)
Commodity Index Return Contracts	Net realized loss from futures contracts	$(369,296)	Net change in unrealized appreciation (depreciation) from futures contracts	$377,928
	Net realized loss from swap contracts	(85,557,616)	Net change in unrealized appreciation (depreciation) from swap contracts	10,661,220
		$(85,926,912)		$11,039,148

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2015

Note 2. Significant Accounting Policies (continued)

The notional amount of futures contracts and swap contracts at the year ended December 31, 2015 is reflected in the Consolidated Schedule of Investments. For the year ended December 31, 2015, the Portfolio held average monthly notional values on a net basis of $3,944,310, $3,893,597 and $268,160,105 in long futures contracts, short futures contracts and swap contracts, respectively.

The Portfolio is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Portfolio. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio's net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Portfolio's derivative assets net of related collateral held by the Portfolio at December 31, 2015:

Counterparty	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)
Bank of America	$222,171	$—	$—	$—	$222,171
CIBC	144,953	—	—	—	144,953
Citigroup	182,364	—	—	—	182,364
JPMorgan Chase	83,050	—	—	—	83,050
Macquarie	183,138	—	—	—	183,138
Morgan Stanley	177,607	—	—	—	177,607
Societie Generale	314,014	—	—	—	314,014
UBS	139,455	—	—	—	139,455
	$1,446,752	$—	$—	$—	$1,446,752

(a)  Swap contracts are included.

(b)  In lieu of receiving cash collateral for its net exposure to the counterparty, the Fund's unrealized gains are used to satisfy the independent amount of collateral required by the counterparty for open contracts.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Portfolio amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. The cost of investments

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2015

Note 2. Significant Accounting Policies (continued)

sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). The Portfolio may seek to track the performance of the BCOM Index through investing in structured notes designed to track the performance of the BCOM Index. The Portfolio has received a private letter ruling from the Internal Revenue Service ("IRS") which confirms that the Portfolio's use of certain types of structured notes designed to track the performance of the BCOM Index produce Qualifying Income. In addition, the Portfolio may, through its investment in the Subsidiary, seek to track the performance of the BCOM Index by the Subsidiary's investments in commodity-linked swaps and/or futures contracts. The Portfolio has obtained a private letter ruling from the IRS that its investment in the Subsidiary will produce Qualifying Income. If the Portfolio is unable to ensure continued qualification as a RIC, the Portfolio may be required to change its investment objective, policies or techniques, or may be liquidated. If the Portfolio fails to qualify as a RIC, the Portfolio will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Portfolio were to fail to qualify as a RIC

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2015

Note 2. Significant Accounting Policies (continued)

and become subject to federal income tax, shareholders of the Portfolio would be subject to the risk of diminished returns.

The Portfolio adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Portfolio has reviewed its current tax positions and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the IRS.

F) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) FUTURES — The Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. The Portfolio may use futures contracts to gain exposure to or hedge against changes in commodities. Upon entering into a futures contract, the Portfolio is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. The Portfolio's open futures contracts are disclosed in the Consolidated Schedule of Investments. At December 31, 2015, the amount of restricted cash held at brokers was $0.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2015

Note 2. Significant Accounting Policies (continued)

H) SWAPS — The Portfolio may enter into commodity index swaps either for hedging purposes or to seek to increase total return. A swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Portfolio will enter into swap contracts only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The extent of the Portfolio's exposure to credit and counterparty risks is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that the amount is positive. These risks are mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio's exposure to the counterparty. Therefore, the Portfolio considers the creditworthiness of each counterparty as well as the amounts posted by the counterparty pursuant to the master netting agreement to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Portfolio may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. The Portfolio may invest in total return swap contracts for hedging purposes or to seek to increase total return. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

The Portfolio records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions. The Portfolio may invest in total return swap contracts for hedging purposes or to seek to increase total return. The Portfolio's open swap contracts are

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2015

Note 2. Significant Accounting Policies (continued)

disclosed in the Consolidated Schedule of Investments. At December 31, 2015, the amount of restricted cash held at brokers for the Portfolio was $6,726,459.

I) COMMODITY INDEXED STRUCTURED NOTES — The Portfolio may invest in structured notes whose value is based on the price movements of the BCOM Index. The structured notes are often leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial instrument. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in the value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Payments are recorded as interest income. These notes are subject to prepayment, credit and interest rate risks. The Portfolio has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Portfolio records a realized gain or loss. At December 31, 2015, the value of these securities comprised 1.7% of the Portfolio's net assets and resulted in unrealized depreciation of $614,343.

J) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Portfolio's securities lending agent or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. As of December 31, 2015, the Portfolio had investment securities on loan with a fair value of $6,041,348 and a related liability of $6,165,000 for collateral received on securities loaned, both of which are presented gross on the Consolidated Statement of Assets and Liabilities. The collateral for securities loaned is valued consistently to the other investments held by the Portfolio and is included in level 2 of the fair value hierarchy. For the year

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2015

Note 2. Significant Accounting Policies (continued)

ended December 31, 2015, the value of the related collateral exceeded the value of the securities loaned.

The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2015, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $12,129, of which $3,068 was rebated to borrowers (brokers). The Portfolio retained $7,781 in income from the cash collateral investment, and SSB, as lending agent, was paid $1,280. Securities lending income is accrued as earned.

K) OTHER — In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio's Consolidated Statement of Assets and Liabilities.

L) NEW ACCOUNTING PRONOUNCEMENTS — In June 2014, Financial Accounting Standards Board ("FASB") issued ASU No. 2014-11, "Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures". The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

On April 7, 2015, the FASB issued a new ASU No. 2015-03, "Simplifying the Presentation of Debt Issuance Costs". The ASU requires debt issuance costs to be presented on the balance sheet as a direct deduction from the debt liability. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2015

Note 2. Significant Accounting Policies (continued)

the adoption of this ASU will not have a material impact on the financial statements.

In May 2015, the FASB issued ASU No. 2015-07, "Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent)". The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Consolidated Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently viewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

M) SUBSEQUENT EVENTS — In preparing the financial statements as of December 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 2015, investment advisory fees earned and fees waived/expenses reimbursed were $1,437,959 and $102,268, respectively. The Portfolio is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before May 1, 2017. Credit Suisse has contractually waived fees and reimbursed expenses so that the Portfolio's annual operating expenses would not exceed 1.05% of the Portfolio's average daily net assets.

For the year ended December 31, 2015, the amounts waived and reimbursed by Credit Suisse, as well as the amounts available for recoupment/potential

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2015

Note 3. Transactions with Affiliates and Related Parties (continued)

future recoupment by Credit Suisse and the expiration schedule at December 31, 2015 are as follows:

Fee waivers/expense reimbursements subject to repayment	Expires October 31, 2017	Expires October 31, 2018
$255,923	$153,655	$102,268

Credit Suisse and SSB serve as co-administrators to the Portfolio. For its co-administrative services, Credit Suisse received a fee calculation at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2015, co-administrative services fees earned by Credit Suisse were $258,833.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2015, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Portfolio were $54,423.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Portfolio's shares. Pursuant to distribution plans adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act, CSSU received fees for its distribution services. These fees were calculated at an annual rate of 0.25% of the average daily net assets. For the year ended December 31, 2015, the Portfolio paid Rule 12b-1 distribution fees of $718,979.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Portfolio and receive compensation from the Portfolio. For the year ended December 31, 2015, the Portfolio paid $364,543, which is within transfer agent fees on the Consolidated Statement of Operations.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), in an aggregated amount of $200 million for temporary or emergency purposes with SSB under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2015

Note 4. Line of Credit (continued)

is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At December 31, 2015 and during the year ended December 31, 2015, the Portfolio had no borrowings outstanding under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2015, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$11,100,000	$9,472,380	$287,917,314	$257,649,008

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Portfolio offers capital shares of the Portfolio shares. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Shares sold	20,470,231	14,537,536
Shares redeemed	(2,580,282)	(3,050,777)
Net increase	17,889,949	11,486,759

On December 31, 2015, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
4	98%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2015

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

There were no dividends paid by the Portfolio to shareholders during the years ended December 31, 2015 and 2014.

The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities by temporary book/tax differences. At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Late year ordinary loss deferral	$(1,388,211)
Accumulated realized loss	(15,713,276)
Unrealized Appreciation	289,587
$(16,811,900)

At December 31, 2015, the Portfolio had $1,206,650 of short-term capital loss carryforwards which will expire in 2017, $7,631,951 of unlimited short-term capital loss carryforwards and $6,874,675 of unlimited long-term capital loss carryforwards available to offset possible future capital gains.

At December 31, 2015, the cost of investments (excluding foreign currency related transactions) and the net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$273,682,630
Unrealized appreciation	$200,937
Unrealized depreciation	(1,211,938)
Net unrealized appreciation	$(1,011,001)

At December 31, 2015, the Portfolio reclassified $2,092,524 from accumulated net investment loss and $85,920,020 from accumulated net realized loss to paid in capital, to adjust for current period permanent book/tax differences. These permanent differences are due to differing book/tax treatment of net operating losses and income reversal of the Subsidiary. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2015

Note 8. Contingencies (continued)

on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Other Matters

On May 19, 2014, the U.S. Department of Justice (the "Department of Justice") filed a one-count criminal information (the "Information") in the District Court for the Eastern District of Virginia (the "District Court") charging Credit Suisse AG ("CSAG") with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice and CSAG entered into a plea agreement (the "Plea Agreement") settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

The Plea Agreement requires CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement also requires CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

CSAG has entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG has entered into a Consent Order with the Federal Reserve Board (the "Federal Reserve") to resolve certain findings by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG's New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws and regulations. In addition, CSAG has entered into a Consent Order with the New York State Department of Financial Services (the "DFS") to resolve the DFS's investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve requires CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS requires CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG ("CS Group"), the parent company of CSAG, with the Securities and Exchange Commission (the "Commission") on February 21, 2014 to resolve an investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by CS Group while not registered with the Commission as a broker-dealer or

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2015

Note 9. Other Matters (continued)

investment adviser. As part of the settlement, CS Group retained an independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

CSAG is the indirect parent company of Credit Suisse and CSSU. Neither Credit Suisse, CSSU nor the Portfolio was named in the Plea Agreement (as defined above) or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the Portfolio, Credit Suisse or CSSU with respect to its investment adviser and distribution activities relating to the Portfolio.

Credit Suisse, CSSU and certain of their affiliates have received a permanent exemptive order from the Commission to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment companies, such as the Portfolio. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea Agreement. The permanent exemptive order permits Credit Suisse and CSSU to continue to provide services to the Portfolio, so long as, among other things, no current or former employee of CSAG or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea Agreement will be employed by Credit Suisse and certain of its affiliates. Credit Suisse and CSSU have informed the Portfolio that, Credit Suisse and CSSU believe the Settlements will not have any material impact on the Portfolio or on the ability of Credit Suisse or CSSU to perform services for the Portfolio.

On November 21, 2014, at the sentencing hearing, the District Court accepted and implemented the sentence as set out in the Plea Agreement. The District Court imposed no additional conditions beyond those contained in the Plea Agreement.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Credit Suisse Trust — Commodity Return Strategy Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Credit Suisse Trust — Commodity Return Strategy Portfolio and subsidiary (collectively, the "Portfolio"), including the consolidated schedule of investments, as of December 31, 2015, and the related consolidated statements of operations, changes in net assets and financial highlights for the year then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit. The accompanying consolidated statement of changes in net assets of the Portfolio for the year ended December 31, 2014 and the consolidated financial highlights for each of the years in the four-year period ended December 31, 2014 were audited by other independent registered public accountants whose report thereon dated February 23, 2015, expressed an unqualified opinion on that consolidated statement of changes in net assets and those consolidated financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2015 consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Credit Suisse Trust — Commodity Return Strategy Portfolio and subsidiary as of December 31, 2015, the results of its operations, changes in net assets and the consolidated financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 17, 2016

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement for the Commodity Return Strategy Portfolio (the "Portfolio"), a series of Credit Suisse Trust (the "Trust"), the Board of Trustees of the Trust (the "Board"), including all of the Trustees who are not "interested persons" of the Trust defined in the Investment Company Act of 1940 (the "Independent Trustees"), at a meeting held on November 16 and 17, 2015, considered the following factors:

Investment Advisory Fee Rates and Expenses

The Board reviewed and considered the contractual advisory fee rate of 0.50% for the Portfolio ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"). The Board also considered that Credit Suisse entered into an expense limitation agreement ("Expense Limitation Agreement") limiting the Portfolio's total net expenses to 1.05% of the average daily net assets until May 1, 2017.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee, Contractual Advisory Fee less waivers ("Net Advisory Fee") and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Broadridge, an independent provider of investment company data. The Board was provided with a description of the methodology used to arrive at the funds included in the Expense Group and the Expense Universe. The Board also received and considered information regarding the co-administration fees paid by the Portfolio.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV Part 2 — Disclosure Brochure and Brochure Supplement. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

and analysis of actual and potential investments. The Board evaluated the ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Portfolio Performance

The Board received and considered performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board also considered Credit Suisse's methodology for allocating costs to the Portfolio, recognizing that cost allocation methodologies are inherently subjective. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. Accordingly, the Board considered whether breakpoints in the Portfolio's advisory fee structure would be appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates) and the fees paid to Credit Suisse and an affiliate of Credit Suisse for co-administration and distribution services.

The Board considered the standards applied in seeking best execution and reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse as part of the annual re-approval process. The Board also reviews and assesses the quality of the services that the Portfolio receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports and Credit Suisse's compliance procedures.

Conclusions

In selecting Credit Suisse, and approving the renewal of the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  The combined Contractual Advisory Fee and co-administration fee, the Net Advisory Fee and the combined Net Advisory Fee and co-administration fee, were all below the respective Expense Group median, and the Board considered the fees to be reasonable.

•  The Portfolio commenced operations on February 28, 2006 and therefore performance information was shown only for the one, two, three, four and five year periods ended August 31, 2015. The Portfolio's performance was slightly above the median of its Performance Group for the one, two and three year periods and below the median for the four and five year periods, and the Portfolio's performance was above the median of its Performance Universe for the one, two and three year periods and below the median for the four and five year periods.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

•  The Board was satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to waive fees, Credit Suisse's profitability based on fees payable under the Advisory Agreement, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

•  In light of the information received and considered by the Board, the Portfolio's current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the renewal of the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since Portfolio Inception	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	14

Director of Adams Diversified Equity Fund, Inc., Adams Natural Resources Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Trustee of Mirae Asset Discovery Funds (7 open-end portfolios); Director of Starcomms PLC (telecommunications company) from 2008 to 2011; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1946)	Trustee, Audit and Nominating Committee Member	Since Portfolio Inception	Dean Emeritus of Yale School of Management from July 2015 to present; The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to July 2015; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present.	11

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Miller Buckfire & Co., LLC (financial restructuring); Member of Standard & Poor's Board of Managers (credit rating agency) from December 2011 to November 2014.

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Trustee since Portfolio Inception and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holding, LLC (Publication Job Postings) from November 2013 to present.	14

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC (plywood manufacturing company) from 2003 to October 2013.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*
John G. Popp Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since 2010

Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investment Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds; Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.; Director of Credit Suisse Park View BDC, Inc.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse since 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.
Lou Anne McInnis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015

Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Rocco DelGuercio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Chief Financial Officer and Treasurer	Chief Financial Officer since 2015; Treasurer since 2013

Director of Credit Suisse since January 2016; Vice President of Credit Suisse from 2013 to December 2015; Independent Consultant from February 2012 to April 2013; Director of Legg Mason & Co., LLC from March 2004 to January 2012; Associated with Credit Suisse from June 1996 to March 2004; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

* The officers of the Fund shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Portfolio's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  TRCOM-AR-1215

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2015. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2015.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended December 31, 2014 and December 31, 2015.

	2014	2015
Audit Fees	$50,800	$48,000
Audit-Related Fees(1)	$3,700	$4,000
Tax Fees(2)	$3,100	$3,100
All Other Fees	—	—
Total	$57,600	$55,100

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,700 for 2014 and $4,000 for 2015).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2014 and December 31, 2015.

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	2014	2015
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC for the fiscal year ended December 31, 2014 and by KPMG for the fiscal year ended December 31, 2015 to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2014	2015
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

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The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC for the fiscal year ended December 31, 2014 and by KPMG for the fiscal year ended December 31, 2015 to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2014 and December 31, 2015:

	2014	2015
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2014 and December 31, 2015 were $0 and $0, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)                  The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                  Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(other) Iran related activities disclosure requirement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE TRUST

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer and President
Date:	March 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer and President
Date:	March 2, 2016

/s/ Rocco DelGuercio
Name:	Rocco DelGuercio
Title:	Chief Financial Officer
Date:	March 2, 2016

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